SIXTH AMENDMENT TO AMENDED AND RESTATED
                     ---------------------------------------
                        REVOLVING AND TERM LOAN AGREEMENT
                        ---------------------------------


         THIS SIXTH AMENDMENT TO AMENDED AND RESTATED REVOLVING AND TERM LOAN AGREEMENT (this "Amendment"), made and effective as of the 26th day of October, 2004, is by and among CAVALIER HOMES, INC., a Delaware corporation, CAVALIER PROPERTIES, INC., a Delaware corporation, CAVALIER HOME BUILDERS, LLC, a Delaware limited liability company, CAVALIER REAL ESTATE CO., INC., a Delaware corporation, QUALITY HOUSING SUPPLY, LLC, a Delaware limited liability company, QUALITY CERTIFIED INSURANCE SERVICES, INC., an Alabama corporation, CIS FINANCIAL SERVICES, INC., an Alabama corporation f/k/a "Cavalier Acceptance Corporation", BRC COMPONENTS, INC., an Alabama corporation, THE HOME PLACE, LLC, an Alabama limited liability company, and RIDGE POINTE MANUFACTURING, LLC, an Alabama limited liability company (individually, a "Borrower" and collectively, the "Borrowers"), and FIRST COMMERCIAL BANK, an Alabama state banking corporation (the "Lender").

                                    RECITALS:

        A. The Lender and the Borrowers, either by original execution or subsequent assumption, are parties to that certain Amended and Restated Revolving and Term Loan Agreement dated as of March 31, 2000, as amended by that certain First Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of September 29, 2000, as further amended by that certain Second Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of May 4, 2001, as further amended by that certain Third Amendment to Amended and Restated Revolving and Term Loan Agreement entered into during June 2002, as further amended by that certain Fourth Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of October 25, 2002, and as further amended by that certain Fifth Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of August 6, 2003 (as heretofore amended, the "Loan Agreement"). Unless otherwise defined herein or unless the context shall expressly indicate otherwise, all capitalized terms which are used herein shall have their respective meanings given to them in the Loan Agreement.

        B. The Lender and the Borrowers have agreed to amend the Agreement in certain respects as herein set forth.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree, each with the other, as follows:

        1. The definition of "Loan Termination Date" contained in Schedule I of the Agreement is hereby amended to read in its entirety as follows:

           "Loan Termination Date" means (i) with respect to the Revolving Loan, the earlier of (A) April 15, 2007 or (B) the date at which the maturity of the Revolving Note may be accelerated pursuant to Section 9.2 of the Agreement; and (ii) with respect to any Term Loan, the earlier of (A) the maturity date of the applicable Term Note or (B) the date to which the maturity of the applicable Term Note may be accelerated pursuant to
        Section 9.2 of the Agreement.

        2. Section 7.3(J) of the Loan Agreement is hereby amended to read in its entirety as follows:

           (J) Other than any Consolidated Entity, neither Cavalier Homes nor any Consolidated Entity will form any Subsidiary, or Controlled Partnership, or make any investment in or make any loan in the nature of any indebtedness to any Person, which in the aggregate exceeds $3,000,000. The limit established by this subsection shall be calculated based solely on the initial investment and shall not take into account any increase in the amount at which the investment is carried on the books of Cavalier Homes or any Consolidated Entity as a result of appreciation in the value of the initial investment.

         3. Section 7.3(A)(4) of the Loan Agreement is hereby amended to read in its entirety as follows:

            (4) A ratio of Consolidated Cash Flow (measured on a historical basis) to Debt Service of not less than (i) 1.35 to 1.00 for the fiscal year ending on December 31, 2005, and (ii) 1.50 to 1.00 for the fiscal year ending on December 31, 2006, and for each fiscal year thereafter.

        4. As a condition to entering into this Agreement, Borrower shall pay to Lender a Commitment Fee for the Revolving Loan in the amount of $15,000.00, which fee shall be in addition to all other principal, interest, and other fees and charges due hereunder, which fee shall be deemed fully earned by Lender upon execution of this Amendment, and which fee shall not be subject to rebate or refund except as may be required by applicable law.

        5. As a condition to the effectiveness of this Amendment: (i) Borrower shall pay directly or reimburse Lender for all fees, expenses and out-out-pocket costs incurred by the Lender, any and all filing fees, recording fees or taxes, documentary stamp or intangibles taxes, and reasonable expenses and fees of Lender's legal counsel, incurred in connection with the preparation, amendment, modification or enforcement of this Amendment and all other documents executed and delivered in connection herewith; (ii) Borrower shall execute and deliver to Lender all further documents and perform all other acts which Lender reasonably deems necessary or appropriate to perfect or protect its security for the Obligations; and (iii) Borrower shall have delivered to Lender such other documentation, if any, as may be requested by Lender to satisfy Lender that this Amendment, and all other documents and instruments executed by Borrower in connection with this Amendment or in furtherance hereof, have each been duly authorized, executed and delivered on behalf of Borrower, and constitute valid and binding obligations of Borrower

        6. Except as otherwise expressly set forth in this Amendment, all Collateral described in any agreement providing security for any Obligation of the Borrowers, or any of them, shall remain subject to the liens, pledges, security interests and assignments of any such agreements as security for the Obligations, and all other indebtedness described therein; nothing contained in this Amendment shall be construed to constitute a novation of any of the indebtedness evidenced by the Notes, as amended, or to release, satisfy, discharge or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of any of the indebtedness evidenced by the Notes, as amended; (b) the liens, pledges, security interests, assignments and conveyances effected by the Agreement, the Security Documents and any other agreement securing any of the Notes, as amended, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other Person that may now or hereafter be liable under or on account of any of the Notes, as amended, or any agreement securing any or all of the Notes, as amended; or (d) any other security or instrument now or hereafter held by Lender as security for or as evidence of any of the above-described indebtedness. Without in any way limiting the foregoing, each Borrower acknowledges and agrees that the indebtedness evidenced by each of the Notes, as amended, is and shall remain secured by the Collateral described in the Agreement and in the Security Documents.

        7. Borrowers, jointly and severally, hereby represent and warrant to Lender that (i) the officers of each Borrower executing this Amendment have been duly authorized to do so and such Amendment and the Agreement are valid and binding upon each Borrower which is a party thereto in every respect, enforceable in accordance with their terms, (ii) each and every representation and warranty set forth in Article VI of the Agreement is true and correct as of the date hereof, (iii) no Event of Default, nor any event that, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing, and (iv) as of the date hereof, it has no defenses or offsets with respect to the Obligations, as herein modified.

        8. Unless otherwise expressly modified or amended hereby, all terms and conditions of the Agreement as heretofore amended shall remain in full force and effect, and the same, as amended hereby, are hereby ratified and confirmed in all respects. This Amendment shall inure to and be binding upon and enforceable by Borrowers and Lender and their respective successors and assigns. This Amendment may be executed in one or more counterparts, each of which when executed and delivered shall constitute an original. All such counterparts shall together be deemed to be one and the same instrument. The parties agree that any facsimile signature of any party on any counterpart original of this Amendment shall be deemed to be an original signature of such party for all purposes and shall fully bind the party whose facsimile signature appears on the counterpart original. Time is of the essence in the performance of each and every term, covenant, condition and agreement set forth herein.

              [No further text this page; Signature page follows.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be properly executed and delivered as of the day and year first above written.


                              BORROWERS:

                              CAVALIER HOMES, INC., a Delaware
                              corporation


                               By:        /s/  Michael R. Murphy
                                  -------------------------------------
                               Print Name:     Michael R. Murphy
                                           ----------------------------
                               Title:          Vice-President
                                     ----------------------------------


                               CAVALIER PROPERTIES, INC., a Delaware
                               corporation


                               By:        /s/   Michael R. Murphy
                                  ----------------------------------------
                               Print Name:      Michael R. Murphy
                                          --------------------------------
                               Title:           President
                                     -------------------------------------


                               CAVALIER HOME BUILDERS, LLC, a
                               Delaware limited liability company


                               By:        /s/   Michael R. Murphy
                               -------------------------------------------
                               Print Name:      Michael R. Murphy
                                          --------------------------------
                               Title:           President
                                     -------------------------------------


                               CAVALIER REAL ESTATE CO., INC., a
                               Delaware corporation


                               By:        /s/   Michael R. Murphy
                                  ----------------------------------------
                               Print Name:      Michael R. Murphy
                                          --------------------------------
                               Title:           President
                                     -------------------------------------


                               QUALITY HOUSING SUPPLY, LLC, a
                               Delaware limited liability company


                               By:       /s/    Michael R. Murphy
                                  ----------------------------------------
                               Print Name:      Michael R. Murphy
                                          --------------------------------
                               Title:           Vice-President
                                     -------------------------------------


                               QUALITY CERTIFIED INSURANCE
                               SERVICES, INC., an Alabama corporation


                               By:       /s/    June M. Martin
                                  ----------------------------------------
                               Print Name:      June M. Martin
                                          --------------------------------
                               Title:            Secretary
                                     -------------------------------------


                               CIS FINANCIAL SERVICES, INC., an
                               Alabama corporation


                               By:       /s/    June M. Martin
                                  ----------------------------------------
                               Print Name:      June M. Martin
                                          --------------------------------
                               Title:           Secretary
                                     -------------------------------------


                               BRC COMPONENTS, INC., an Alabama corporation


                               By:       /s/    Michael R. Murphy
                                  ----------------------------------------
                               Print Name:      Michael R. Murphy
                                          --------------------------------
                               Title:           Secretary
                                     -------------------------------------


                               THE HOME PLACE, LLC, an Alabama
                               limited liability company


                               By:      /s/     Michael R. Murphy
                                  ----------------------------------------
                               Print Name:      Michael R. Murphy
                                          --------------------------------
                               Title:           Vice-President
                                     -------------------------------------


                               RIDGE POINTE MANUFACTURING, LLC,
                               an Alabama limited liability company


                               By:      /s/     Michael R. Murphy
                                  ----------------------------------------
                               Print Name:      Michael R. Murphy
                                          --------------------------------
                               Title:           Manager
                                     -------------------------------------

                               LENDER:

                               FIRST COMMERCIAL BANK, an Alabama
                               banking corporation


                               By:      /s/     James W. Brunstad
                                  ----------------------------------------
                               Print Name:      James W. Brunstad
                                          --------------------------------
                               Title:           Senior Vice-President
                                     -------------------------------------